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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

        Date of Report (Date of Earliest Event Reported): March 13, 2000


                           GENERAL MOTORS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                          1-143                       38-0572515
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(State or Other              (Commission File Number)         (I.R.S. Employer
 Jursdiction of                                              Identification No.)
 Incorporation)


300 RENAISSANCE CENTER
DETROIT, MICHIGAN                                                48265-3000
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (313) 556-5000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)


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NY2:\903697\03\JD@P03!.DOC\72240.0436

ITEM 5.  OTHER EVENTS

         On March 13, 2000, General Motors Corporation ("GM") and Fiat S.p.A. ("Fiat") entered into and publicly announced an agreement to form a strategic industrial alliance, including substantial financial participation in each other's business. In this alliance the two companies will partner in two of the world's largest automotive markets, Europe and Latin America, to create value for their respective stockholders through synergies in the areas of material cost reductions, powertrain manufacturing, financial services operations, sharing of automotive technologies and leveraging of vehicle platforms. The two companies will, however, remain independent of each other and will continue to compete in markets around the world. GM has previously filed with the Securities and Exchange Commission a Current Report on Form 8-K reporting on, and attaching as an exhibit its press release about, this development.

         In connection with the alliance, GM will subscribe, for $2.4 billion, for 20% of the shares of a company ("Fiat Auto") that will hold the automobile operations of Fiat (subject to certain exceptions). In addition, GM will issue and sell to Fiat for $2.4 billion 32,053,422 shares of GM's common stock, par value $1-2/3 per share. In connection with consummating these share transactions, GM and Fiat will enter into a separate registration rights agreement with respect to the shares of GM common stock to be acquired by Fiat. Consummation of the share transactions is subject to satisfaction of a number of conditions, including expiration or termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act, as amended. The share transactions are expected to be completed in the Summer of 2000.

         Following the closing of the share transactions, Fiat will have the right, exercisable in its discretion beginning 42 months after the closing and continuing until the ninth anniversary of the closing, to sell its then equity interest in Fiat Auto to GM at its then fair market value. In addition, if Fiat decides to sell its interest in Fiat Auto to a third party, GM will have, commencing on the first anniversary of the closing of the share transactions and ending on the ninth anniversary, a right of first offer with respect to any such sale. Fiat shall not dispose of Fiat Auto shares before the first anniversary of the closing and GM shall not dispose of Fiat Auto shares until after the ninth anniversary of the closing (except in either case in certain transactions with a subsidiary). These right and obligations of Fiat and GM regarding Fiat Auto shares may in certain circumstances be extended until the nineteenth anniversary of the closing.

         As part of their strategic industrial alliance, GM and Fiat Auto will establish joint ventures to conduct their European and Latin American powertrain operations and material purchasing activities and will establish a cooperative arrangement with respect to the back-office facilities of their automotive financing operations in Europe and Latin America. They also will commit to identify and pursue other synergies in their automotive operations. Establishment of the joint ventures and cooperative arrangement is subject to satisfaction of various conditions.


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
         The agreement referred to above, as signed by GM and Fiat, is attached as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              Exhibit No.           Exhibit Description
              -----------           -------------------

                  99.1 Master Agreement, dated as of March 13, 2000, between Fiat S.p.A. and General Motors Corporation (without exhibits and schedules).
















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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENERAL MOTORS CORPORATION

                                         By: Peter R. Bible
                                             ---------------------------------
                                             Name: Peter R. Bible
                                             Title: Chief Accounting Officer

Date:  April 19, 2000

















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
                                  EXHIBIT INDEX


Exhibit No.                    Exhibit Description
-----------                    -------------------

   99.1 Master Agreement, dated as of March 13, 2000, between Fiat S.p.A. and General Motors Corporation (without exhibits and schedules).













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